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                                                              EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-80167) of Popular, Inc. of our report dated June 30, 2003 relating to the financial statements of Popular, Inc. U.S.A. Profit Sharing/401(K) Plan, which appears in this Form 11-K.




/s/ PricewaterhouseCoopers, LLP
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PricewaterhouseCoopers, LLP

New York, New York
June 30, 2003